Exhibit 32.2

Certification Pursuant to 18 U.S.C Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of clickNsettle.com, Inc. (the “Company”) on Form 10-KSB for the year ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-KSB”), I, Patricia Giuliani-Rheaume, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that;

(3)	The Form 10-KSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(4)	The information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 18, 2007

/s/ Patricia Giuliani-Rheaume
Patricia Giuliani-Rheaume - Vice President, Chief Financial Officer and Treasurer

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